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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2004


                               MAXWORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                  000-49906              46-0487484
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(State or other jurisdiction            (Commission          (IRS Employer
of incorporation or organization)       File Number)         Identification No.)

1 Sound Shore Drive, Suite 201
Greenwich, CT                                          06830
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (310) 566-2002


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Item 5.  Other Events.

        On March 22, 2004, MaxWorldwide issued a press release announcing the declaration of a distribution, a copy of which is annexed hereto as Exhibit 99.1.


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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


        (c)   Exhibits.

              99.1   Press Release of MaxWorldwide, Inc. dated March 22, 2004


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 24, 2004                       MAXWORLDWIDE, INC.
                                     a Delaware corporation


                                     By:  /s/ Peter M. Huie
                                        ------------------------------------
                                     Peter M. Huie, General Counsel, Senior Vice
                                     President Corporate Affairs, Secretary


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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                   Press Release of MaxWorldwide, Inc. dated March 22, 2004


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